EXHIBIT 21.1
SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction
Carboncount Holdings Manager LLC	Delaware
HA 7V Solar Ranch LLC	Delaware
HA AllStrong LLC	Delaware
HA Antelope DSR 3 LLC	Delaware
HA Athena Capital Holdings LLC	Delaware
HA Athos III Lender LLC	Delaware
HA Baldy Mesa Lender LLC	Delaware
HA Brazoria 2 LLC	Delaware
HA Brazoria West LLC	Delaware
HA Buckeye Holdings LLC	Delaware
HA Chap Springs LLC	Delaware
HA Cielo Lender LLC	Delaware
HA Clear Fork Creek LLC	Delaware
HA Clover Creek LLC	Delaware
HA CLP Funding LLC	Delaware
HA Coy Hill Road LLC	Delaware
HA CS Equity Holdings LLC	Delaware
HA CS5 Equity LLC	Delaware
HA CS6 Equity LLC	Delaware
HA CS7 Equity LLC	Delaware
HA C-PACE 2019-1 Issuer LLC	Delaware
HA C-PACE SAC LLC	Delaware
HA Daggett Lender LLC	Delaware
HA Daggett 2 Lender LLC	Delaware
HA Daybreak Holdings LLC	Delaware
HA Demeter Capital Lender LLC	Delaware
HA Double Butte Lender LLC	Delaware
HA Driving Range A LLC	Delaware
HA Driving Range C LLC	Delaware
HA EECI Lender LLC	Delaware
HA EECI LLC	Delaware
HA Eland LLC	Delaware
HA EMaaS Lender LLC	Delaware
HA Empower Fund 1 LLC	Delaware
HA Felix Lender LLC	Delaware
HA FMAC Holdings LLC	Delaware
HA FMAC K102 LLC	Delaware
HA FMAC KG02 LLC	Delaware
HA FMAC KG03 LLC	Delaware
HA Galileo LLC	Delaware
HA Galileo 2 LLC	Delaware
HA Gaskell West 2 LLC	Delaware
HA Gaskell West 3 LLC	Delaware
HA Geo Transport LLC	Delaware
HA Hawkeye LLC	Delaware
HA Hector 4 LLC	Delaware
HA Hector LLC	Delaware
HA High Mesa LLC	Delaware
HA Howard Fleet Lender LLC	Delaware
HA INV Buckeye LLC	Delaware
HA INV Gunsight LLC	Delaware
HA JBLM Funding LLC	Delaware
HA Jessup Lender LLC	Delaware

Subsidiary	Jurisdiction
HA Juniper LLC	Delaware
HA Juniper II LLC	Maryland
HA Jupiter LLC	Delaware
HA LA Fleet Lender LLC	Delaware
HA Land Financing Depositor LLC	Delaware
HA Land Financing Issuer LLC	Delaware
HA Land Financing Issuer 2 LLC	Delaware
HA Land Financing Member 2 LLC	Delaware
HA Land Lease I LLC	Delaware
HA Land Lease II LLC	Delaware
HA Land Lease Holdings LLC	Delaware
HA Land Lease Holdings II LLC	Delaware
HA Lighthouse LLC	Delaware
HA MHPI Funding LLC	Delaware
HA Oak Trail LLC	Delaware
HA P3 Holdings	Maryland
HA PACE Origination LLC	Delaware
HA PACE Warehouse LLC	Delaware
HA PanelCo Lender LLC	Delaware
HA Poseidon Capital Lender LLC	Delaware
HA Rabbitbrush LLC	Delaware
HA Radian Lender LLC	Delaware
HA Ridgeback 2021 LLC	Delaware
HA Ridgeback 2022 LLC	Delaware
HA RNG 1 Lender LLC	Delaware
HA RNG 2 Lender LLC	Delaware
HA San Pablo Raceway LLC	Delaware
HA Skipjack LLC	Delaware
HA Spencer Road LLC	Delaware
HA Spokane Fleet Lender LLC	Delaware
HA SRC Holdings LLC	Delaware
HA SRC Lender LLC	Delaware
HA SRC Lender 2 LLC	Delaware
HA Sun Streams LLC	Delaware
HA Sunrise LLC	Delaware
HA SunStrong Capital LLC	Delaware
HA Thrive LLC	Delaware
HA Thrive 2 LL	Delaware
HA VA Carver Creek I LLC	Delaware
HA Virginia Land LLC	Delaware
HA Wetlands LLC	Maryland
HA WG Funding LLC	Maryland
HA Whalers LLC	Delaware
HA Wildcat LLC	Delaware
HA Wildflower Lender LLC	Delaware
HA Willow Springs 3 LLC	Delaware
HA Wind I LLC	Delaware
HA Wind II LLC	Delaware
Hannie Mae Goco LLC	Maryland
Hannie Mae II LLC	Maryland
Hannie Mae IV LLC	Maryland
Hannie Mae V LLC	Maryland
Hannie Mae XI LLC	Maryland
Hannie Mae XII LLC	Maryland
Hannie Mae XIII LLC	Maryland
Hannie Mae XIV LLC	Maryland

Subsidiary	Jurisdiction
Hannie Mae XVII LLC	Maryland
Hannie Mae XVIII LLC	Maryland
Hannie Mae XIX LLC	Maryland
Hannie Mae XX LLC	Delaware
Hannie Mae XXII LLC	Delaware
Hannie Mae XXIII LLC	Delaware
Hannie Mae XXIV LLC	Delaware
Hannie Mae XXV LLC	Delaware
Hannie Mae XXVI LLC	Delaware
Hannie Mae LLC	Virginia
Hannie Mae SRS Funding LLC	Maryland
Hannon Armstrong Capital, LLC	Maryland
Hannon Armstrong KCS Funding LLC	Maryland
Hannon Armstrong Securities, LLC	Maryland
Hannon Armstrong Sustainable Infrastructure, L.P.	Delaware
HASI Antelope Expansion 2 LLC	Delaware
HASI AL Solar D Lender LLC	Delaware
HASI Aramis Lender LLC	Delaware
HASI Argus LLC	Delaware
HASI AWP Funding LLC	Delaware
HASI Bellefield 1 Lender LLC	Delaware
HASI Bellefield 2 Lender LLC	Delaware
HASI C&D Lender LLC	Delaware
HASI Calhoun Lender LLC	Delaware
HASI Cali Sun 1 LLC	Delaware
HASI CarbonCount Holdings 1 LLC	Delaware
HASI Cavalier A Lender LLC	Delaware
HASI Cavalier A2 Lender LLC	Delaware
HASI Cayuga Lender LLC	Delaware
HASI Condor Lender LLC	Delaware
HASI Crystal Hill Lender LLC	Delaware
HASI Cumberland LLC	Delaware
HASI Darden Lender LLC	Delaware
HASI Dayton ESA LLC	Delaware
HASI EaaS Infrastructure LLC	Delaware
HASI Easley Lender LLC	Delaware
HASI East Atmore LLC	Delaware
HASI ECON 101 LLC	Delaware
HASI Efficiency Lender II LLC	Delaware
HASI Egypt Road Lender LLC	Delaware
HASI Eleven Mile LLC	Delaware
HASI Energizar Lender LLC	Delaware
HASI Fleet Lender 1 LLC	Delaware
HASI Fleet Lender 2 LLC	Delaware
HASI FMAC KG08 LLC	Delaware
HASI Foley LLC	Delaware
HASI FTR Funding LLC	Delaware
HASI Galea Springs I Lender, LLC	Delaware
HASI Gaskell West Storage I LLC	Delaware
HASI Gemini Lender LLC	Delaware
HASI Halifax Lender LLC	Delaware
HASI Harmony Issuer	Delaware
HASI High Valley Lender LLC	Delaware
HASI Horseblock Lender LLC	Delaware
HASI Investment Management LLC	Delaware
HASI Jones Farm Lender LLC	Delaware

Subsidiary	Jurisdiction
HASI Julius Capital Lender LLC	Delaware
HASI Juniper Capital Lender 1 LLC	Delaware
HASI Keamuku Lender LLC	Delaware
HASI Keydet Lender LLC	Delaware
HASI Land Borrower Holdings LLC	Delaware
HASI Land Borrower LLC	Delaware
HASI Land Financing Issuer 3 LLC	Delaware
HASI Land Financing Issuer 4 LLC	Delaware
HASI Land Financing Issuer 5 LLC	Delaware
HASI Land Financing Issuer 6 LLC	Delaware
HASI Land Financing Member 3 LLC	Delaware
HASI Land Financing Member 4 LLC	Delaware
HASI Land Financing Member 5 LLC	Delaware
HASI Land Financing Member 6 LLC	Delaware
HASI Luna Valley Lender LLC	Delaware
HASI Magenta LLC	Delaware
HASI Mcfarland A Lender LLC	Delaware
HASI Mcfarland C Lender LLC	Delaware
HASI MHPI FUNDING III LLC	Delaware
HASI MHPI Funding V LLC	Delaware
HASI MS Solar 7 Lender LLC	Delaware
HASI Muni III LLC	Delaware
HASI Muni IV LLC	Delaware
HASI Muscle Shoals Member LLC	Delaware
HASI NC Wetland Lender LLC	Delaware
HASI OBS OP A LLC	Maryland
HASI Old Hayneville LLC	Delaware
HASI Peregrine Lender LLC	Delaware
HASI Pullman Lender LLC	Delaware
HASI Raceway Lender LLC	Delaware
HASI Raven Capital Lender 1 LLC	Delaware
HASI Rio Lago LLC	Delaware
HASI Rockhound C Lender LLC	Delaware
HASI Rockhound D Lender LLC	Delaware
HASI Rockhound E Lender LLC	Delaware
HASI Rockhound F Lender LLC	Delaware
HASI Romulus Capital Lender LLC	Delaware
HASI Rosamond South I Lender LLC	Delaware
HASI Sabal LLC	Delaware
HASI San Luis West Lender LLC	Delaware
HASI Saturn Storage LLC	Delaware
HASI SE Muni LLC	Delaware
HASI Sparta LLC	Delaware
HASI Spring Grove II Lender LLC	Delaware
HASI SunStrong Lender LLC	Delaware
HASI SunStrong NH LLC	Delaware
HASI SYB I LLC	Maryland
HASI SYB 2017-1 LLC	Delaware
HASI SYB Trust 2016-2 Holdings LLC	Delaware
HASI TAP OBS LLC	Delaware
HASI TEPH Lender LLC	Delaware
HASI Vikings Lender LLC	Delaware
HASI VRNG Lender LLC	Delaware
HASI Walker Springs II Lender LLC	Delaware
HASI Walker Springs I Lender LLC	Delaware
HASI Washington EW Lender LLC	Delaware

Subsidiary	Jurisdiction
HASI West Line Lender LLC	Delaware
HASI Westwing 2 Lender LLC	Delaware
HASI YARIS LLC	Delaware
HAT Holdings I LLC	Maryland
HAT Holdings II LLC	Maryland
HAT OBS OP A LLC	Maryland
HAT OBS OP 5 LLC	Maryland
HAT Scorpio Capital Lender LLC	Delaware
HAT SYB I LLC	Maryland
HAT SYB Trust 2016-2 Holdings LLC	Delaware
HAT Terrier Acquisition LLC	Delaware
HAT Terrier Capital Lender LLC	Maryland
HAT Ultralight Capital Lender LLC	Delaware
HAT Ultralight Capital Lender 2 LLC	Maryland
HAT V3 Capital Member LLC	Delaware
HAT V3 Capital Lender LLC	Delaware
Hollis Creek Land LLC	Delaware
Lannie Mae LLC	Maryland
Lannie Mae Depositor LLC	Maryland
Rhea Borrower (HASI) LLC	Delaware
Rhea Borrower (HAT I) LLC	Delaware
Rhea Borrower (HAT II) LLC	Delaware
Ridgeback 2021 Class A LLC	Delaware
Ridgeback 2022 Class A LLC	Delaware
Shreveport Meters 2023, LLC	Delaware
Strong Upwind Holdings LLC	Delaware
Strong Upwind Holdings II LLC	Delaware
Strong Upwind Holdings III LLC	Delaware
Strong Upwind Residual LLC	Delaware
SunStrong Capital Lender Holdings LLC	Maryland
SunStrong Capital Lender LLC	Maryland
SunStrong Capital Lender 2 LLC	Maryland
SunStrong Capital Lender 3 LLC	Maryland
SunStrong Capital Lender 6 LLC	Maryland

Exh. 21.1-1